SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Europe Equity Fund

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The following information supplements the existing disclosure contained in the “Fund Ownership of Portfolio Managers” and “Conflicts of Interest” subsection under the “Management of the Fund” section of the Fund’s Statements of Additional Information.  All information or references to Michael Sieghart in the “Fund Ownership of Portfolio Managers” and “Conflicts of Interest” subsections are hereby deleted.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by Nikolaus Poehlmann and Udo Rosendahl in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.  This information is provided as of August 31, 2009.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned

Nikolaus Poehlmann	$0	$0
Udo Rosendahl	$0	$0

Because the fund’s portfolio managers are not resident in the US, they generally do not invest in US registered investment companies, such as the Fund, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for Nikolaus Poehlmann and Udo Rosendahl, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by him.  Total assets attributed to the portfolio managers in the tables below include total assets of each account managed by them, although the managers may only manage a portion of such account’s assets.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of August 31, 2009.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts

Nikolaus Poehlmann	0	$0	0	$0
Udo Rosendahl	0	$0	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts

Nikolaus Poehlmann	8	$1,587,334,323	1	$404,787,173
Udo Rosendahl	3	$1,849,940,380	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts

Nikolaus Poehlmann	0	$0	0	$0
Udo Rosendahl	0	$0	0	$0

Please Retain This Supplement for Future Reference

February 1, 2010